Exhibit 99.1

Manitex International, Inc.

Corporate Presentation

(NASDAQ: MNTX)

May 2014

Forward Looking Statements & Non-GAAP Measures

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company’s filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q1 2014 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 2

Company Snapshot

Manitex International, Inc.

Niches Served

Company Origin

Global provider of highly specialized and custom configured cranes

Sell materials and container handling equipment through dealerships

Energy exploration and field development (includes Canadian oil sands and recent oil and natural gas initiatives throughout U.S.)

Power line construction

Military

Railroads

Ports

Government/agency

Launched as a private company in 2003

Publicly traded on NASDAQ: MNTX

Steady organic growth

Industry consolidator: acquired seven branded product lines since going public in 2006

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 3

#44 on Forbes Best Small Companies List for Two Consecutive Years: 2012 & 2013

According to Forbes, this list compiles “an annual ranking of America’s Best Small Companies that have experienced strong growth over the past five years. The 2013 list highlights public companies with sales under $1 billion, which are ranked based on return on equity, sales growth and earnings growth over the past year and the past five years.” Forbes methodology factored in stock performance versus each company’s peer group during the last 12 months.

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 4

Financial Summary

Key Statistics

Stock Price (at 5/15/14) $15.97

Market Cap (at 5/15/14) $220.4M

Total Ent. Value (5/15/14) $272.0M

2013 Revenue $245.1M

2013 Net Income $10.2M

2013 EBITDA $21.5M

Ticker / Exchange MNTX/NasdaqCM

Capitalization

Basic Shares O/S (at 3/31/13) 13.8M

Diluted Shares O/S (at 3/31/13) 13.8M

Total Debt (at 3/31/13) $52.7M

$000, except % 2009 2010 2011 2012 2013

Revenues $55,887 $95,875 $142,291 $205,249 245,072

Gross Margin (%) 20.0% 24.3% 20.6% 19.7% 19.0%

EBITDA $1,982 $8,676 $11,120 $17,957 21,483

EBITDA Margin (%) 3.5% 9.0% 7.8% 8.7% 8.8%

Net income $3,639(1) $2,109 $2,780 $8,077 $10,178

Backlog $22,122 $39,905 $83,700 $130,352 $77,281

(1) 2009 GAAP Net Income includes gain on bargain purchase of $3,815

Focused manufacturer of engineered lifting equipment 5/28/2014 Nasdaq: MNTX 5

Product Overview

Engineered lifting equipment

Manitex boom trucks

SkyCrane aerial platforms

Sign cranes

RT forklifts

Special mission-oriented vehicles

Carriers

Heavy material handling

Transporters & steel mill equipment

Specialized earthmoving, railroad and material handling equipment since 1945

Has built ~ 10,000 units since 1945

Manufacturer of container handling equipment for the global port & inter-modal sectors

Products: reach stackers, laden and unladen container forklifts & straddle carriers

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 6

New Product Overview: 70 ton Manitex TC700

Enters the global truck crane market with competitive price point and benefits of a commercial chassis

CE compliant for international markets

Concept developed collaboratively with customers to meet requirements

Orders in hand will commence shipping in second half of the year

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 7

Most Recent Acquisition: Valla 11/30/2013

Acquired Valla SpA, a Piacenza, Italy-based manufacturer of comprehensive line of precision pick and carry cranes with lifting capacities from 2.5 ton to 90 ton.

Cranes sold through specialized agents and distributors for a variety of end markets such as petrochemical, construction, aerospace and automotive. Complements crane offerings and adds depth to product lines. Includes electric and diesel capabilities.

Family owned business with average revenues over last three years of approx. $5.5 million. Total potential purchase consideration of $1.2m principally earn out based.

20 ton electric

Focused manufacturer of engineered lifting equipment

8

Competitive Positioning

Core Competencies

Strong brand history

Acknowledged product development record

International dealers enable us to follow demand

Focused on specialized equipment and niche end-markets

Products

Niche markets

Broad end-user base

Highly customized/specialized; will configure-to-order

Parts and service an important part of business model

Superior ROI

Lower capital commitment for a boom truck vs. competitors’ custom cranes of similar lifting capacity

Usually less or no special permitting vs. competitors’ custom cranes of similar lifting capacity

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 9

Lifting Equipment Market Overview

Market Overview

Principal products: boom truck cranes that vary in height & tonnage capacity

Smaller tonnage cranes (<30 tons) more focused on general construction markets; larger cranes (30+ tons) focus on power line construction and energy

Larger tonnage cranes in higher demand since economic downturn

Boom truck cranes typically less expensive than rough terrain and all terrain cranes

Manitex Market Position

Broader market: ~65% of cranes shipped in the smaller tonnage range; ~75% of Manitex shipments have been in larger tonnage

Focus on being a niche player allows specialization tailored towards customers’ needs

Production distribution skewed toward larger tonnage machines

First to launch 50-ton crane (May 2007)

Have developed a series of products around the demand for larger tonnage cranes

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 10

Replacement Parts & Service Consistent Recurring Revenue

Consistent recurring revenue stream throughout the cycle

Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary

Serve additional brands

Service team for crane equipment

Automated proprietary system implemented in principal operations

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 11

Revenue Growth Drivers

Revenues ($ in Millions)

2009 2013

Revenues $55.9 $245.1

Sources of Growth 2009-2013 $ in Millions

Acquisitions Organic

Revenue Growth: 2009-2013 (Estimated) $ in Millions 75.1 114.1

40% 60%

Pie chart represents the difference / reconciliation between $55.9M & $245.1M

Growth Being Driven by R&D and New Product Innovations (Pie chart illustrates 2013 revenues)

New Products Introduced 2009-2013 Existing

Revenue Product Breakout: 2012 (Est) 30% 70%

2009 – 2013

Energy business was less than 10% in 2009, estimated ~ 50% in 2013

R&D budget: up from ~ $1M to ~ $2.3M/year

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 12

Investment Highlights

Growth in End Markets

Niche markets with solid demand drivers for products

Increased penetration in oil and gas, power grid and rail industries

Demand in end markets – energy, railroad, and utilities – expected to be consistently strong

Flexible Operating Model

Customer focused design strategy

Diversified product offering

Implementing leverage of product & manufacturing combinations

Quickly adaptable to changes in demand

Commitment to innovation, research & product development

Expected impact from new product launches in 2014

Growth in Key Financial Metrics

Q1-2014 backlog growth of 29.4% to $100 million

4 year (2009 – 2013) CAGR: Revenue 45%, EBITDA 81% and Net Income 29%

Balance sheet strength positionned for growth: Interest coverage of 7.0 times and debt to EBITDA ratio of 2.4 times at 3/31/2014

Broad Industry & Geographic Distribution

End market diversity can offset weak demand in a particular segment

NA represents ~80% of revenue, mitigating concerns of European economic climate

Existing international presence (~20K units worldwide)

International dealer network provides footprint for on-going international growth

Experienced Management

Seasoned senior management: over 70 years of collective industry experience

Successfully integrated multiple acquisitions

Significant management ownership

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 13

Financial Overview

Manitex International, Inc.

May 2014

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 14

Key Figures - Quarterly

USD thousands except as noted Q1-2014 Q1-2013 Q4-2013

Net sales $62,576 $59,566 $65,431

Gross profit 11,604 10,236 12,779

Gross margin % 18.5% 17.2% 19.5%

Operating expenses 7,993 6,979 7,759

Net Income 1,877 1,911 2,991

EBITDA 4,722 4,121 6,225

EBITDA % of Sales 7.5% 6.9% 9.5%

Backlog ($ million) 100.0 107.8 77.3

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 15

Summary Balance Sheet

$000s 31-Mar-14 31-Dec-13 31-Dec-12 31-Dec-11 31-Dec-10

Current Assets 124,714 $122,037 $104,777 $71,209 $54,703

Fixed Assets 10,706 11,143 10,297 11,017 10,659

Other Long-Term Assets 48,957 49,555 36,430 39,365 40,155

Total Assets 184,377 $182,730 $151,504 $121,591 $105,517

Current Liabilities 49,543 $48,016 $43,351 $30,177 $23,011

Long-Term Liabilities 47,737 49,723 48,620 44,620 39,232

Total Liabilities 97,280 97,739 91,971 74,797 62,243

Shareholders’ Equity 87,097 84,991 59,533 46,794 43,274

Total Liabilities & Shareholders’ Equity 184,377 $182,730 $151,504 $121,591 $105,517

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 16

Working Capital

$000 Q1 2014 Q4 2013

Working Capital $75,171 $73,873

Days Sales Outstanding (DSO) 63 53

Days Payable Outstanding (DPO) 51 45

Inventory Turns 2.7 2.9

Current Ratio 2.5 2.5

Operating Working Capital $91,962 $86,682

Operating Working Capital % of Annualized LQS 36.7% 33.1%

Working capital increase Q1-2014 v Q4-2013, of $1.3m:

Trade & Other Receivables $5.6m, Inventory $2.2m, offset by reduced cash $5m, and increased accounts payable $2.5m, short term working capital borrowings $0.4m and other current liabilities $0.6m.

Working capital ratios: DSO increase due to timing of sales during the quarter and a higher proportion of international sales

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 17

Debt & Liquidity

$000 3/31/2014 12/31/2013

Total Cash $1,050 $6,091

Total Debt 52,688 54,231

Total Equity 87,097 84,991

Net Capitalization 138,715 133,131

Net Debt / Capitalization 37.2% 36.2%

EBITDA (TTM) 22,084 21,483

EBITDA (TTM) % of Sales 8.9% 8.8%

Debt repayments in the quarter of $1.6 million

N. American revolver facilities, based on available collateral at 3/31/14 was $44.2m.

N. American revolver availability at 3/31/14 of $6.4m.

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 18

Experienced Management Team

Name & Title Experience

David Langevin

Chairman & CEO 20+ years principally with Terex

Andrew Rooke

President & COO 20+ years principally with Rolls Royce, GKN Sinter Metals, Off-Highway & Auto Divisions

David Gransee

CFO & Treasurer Formerly with Arthur Andersen, 15+ years with Eon Labs (formerly listed)

Robert Litchev

President – Manufacturing Operations 10+ years principally with Terex

Scott Rolston

SVP Strategic Planning 13+ years principally with Manitowoc

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 19

Company Timeline

March 2002: Manitowoc (NYSE:MTW) acquires Grove

January 2003: Manitowoc divests Manitex

May 2008: Name changed to Manitex International and listed on Nasdaq (MNTX)

July 2006: Manitex merges into Veri-Tek, Intl. (VCC)

July 2007: VCC acquires Noble forklift

December 2009: Acquires Load King Trailers

July 2013: Acquires Sabre Manufacturing LLC

July 2010: CVS Operating Agreement

July 2011: Closes Acquisition of CVS

November 2006: Veri-Tek Acquires LiftKing

October 2008: Crane & Machinery and Schaeff Forklift acquired

July 2009: Acquires Badger Equipment Co.

November 2013: Acquires Valla SpA of Piacenza, Italy

2006 2007 2008 2009 2010 2011 2012 2013

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 20

Operating Companies

Brand Products End Markets Drivers

Boom trucks and cranes Sign cranes Parts

Energy exploration Power transmission Industrial projects Infrastructure development

Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors, power line construction

Product development

Rough terrain cranes Specialized construction equipment Parts

Railroad Construction Refineries Municipality

Equipment replacement cycle in small tonnage flexible cranes for refinery market More efficient product offering across end markets

Rough terrain forklifts Special mission-oriented vehicles Custom specialized carriers Parts

Military Utility Ship building Commercial

Steady, profitable growth from both commercial and military application of products

Custom trailers Hauling systems for heavy equipment transport Parts

Energy Mining Railroad Commercial construction

U.S. energy exploration build-out Oil and gas exploration General infrastructure construction

Reach stackers Container handling forklifts Parts

Global container market

International container market and global trade Re-establishing customer relationships and select product categories

Specialized equipment for liquid storage & containment 8,000-21,000 gallon capacities

Large user base in energy sector Petrochemical Waste management Oil & gas drilling

Reputation for quality & innovation Serves a market of over $1B annually

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 21

Operating Companies

Brand Products End Markets Drivers

Precision pick & carry cranes Automotive

Chemical / petrochemical

Industrial projects

Infrastructure development

Aerospace

Construction Strong end market demand for specialized, competitively differentiated products

Environmental (electric) or hazardous (spark free) developments

Expansion into N. American market through MNTX distribution

Product development

Focused manufacturer of engineered lifting equipment

5/28/2014 Nasdaq: MNTX 22